UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 21, 2005

                         Concurrent Computer Corporation
                         -------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

                                     0-13150
                                     -------
                            (Commission File Number)

                                   04-2735766
                                   ----------
                      (IRS Employer Identification Number)

              4375 River Green Parkway, Suite 100, Duluth, Georgia 30096
              ----------------------------------------------------------
                       (Address of principal executive offices)

       Registrant's telephone number, including area code:  (678) 258-4000

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 21, 2005, Concurrent Computer Corporation (the "company") issued a press release containing information about its financial condition and results of operations for its second fiscal 2005 quarter and six months ended December 31, 2004. Included in the press release are (1) the condensed consolidated balance sheets of the company as of December 31, 2004 (unaudited), September 30, 2004 (unaudited) and June 30, 2004, (2) the company's unaudited condensed consolidated statements of operations for the three and six months ended December 31, 2004 and 2003, and (3) the company's unaudited segment data for the three and six months ended December 31, 2004 and 2003. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(c) Effective January 21, 2005, Warren Neuburger, age 51, has been appointed
Chief Operating Officer of Concurrent Computer Corporation.    Mr. Neuburger has
served as President of the Integrated Solutions Division since June 2004. From 2001 to 2003, Mr. Neuburger served as CEO, President, Chief Operations Officer and Director at Optio Software Inc., a provider of output management solutions. From 1998 to 2001, Mr. Neuburger held a number of positions at Glenayre Electronics, including Executive Vice President, Products and President of the ING Division. Mr. Neuburger also held a number of positions during his tenures at Voicecom Systems, Inc., Digital Equipment Corporation, and Corning Glass Works.

Mr. Neuburger entered into an employment agreement on June 24, 2004 that provides for a base salary, currently at $290,000, to be reviewed for increases annually by the Board of Directors or a committee thereof. Pursuant to his agreement he was granted options to purchase 100,000 shares of Concurrent common stock to vest in equal amounts over four years. The agreement also provides for an annual bonus opportunity in a target amount of 50% with the objectives for each year and other terms and conditions established by the
Board of Directors or a committee thereof.   In the event Mr. Neuburger
voluntarily resigns or is terminated for cause, compensation under the employment agreement will end. In the event the agreement is terminated directly or constructively by Concurrent without cause, Mr. Neuburger will receive severance compensation for 12 months. If Mr. Neuburger is terminated for any reason, he is prohibited from competing with Concurrent, soliciting customers of Concurrent, or trying to hire its employees for the period in which he receives severance, if any, plus one year.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits

          THE FOLLOWING EXHIBIT IS FILED HEREWITH:

EXHIBIT NO.     DESCRIPTION
-----------     -----------

99.1 - Press release of Concurrent Computer Corporation, issued on January 21, 2005.


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
SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:  January 21, 2005.

CONCURRENT COMPUTER CORPORATION
(Registrant)


By:    /s/ Steven R. Norton
    ------------------------------------
Steven R. Norton
Executive Vice President and Chief Financial Officer


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
EXHIBIT INDEX

EXHIBIT NUMBER AND DESCRIPTION
------------------------------

99.1               Press Release of Concurrent Computer Corporation, issued on
                   January 21, 2005.


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